Exhibit 99.1

Leading Proxy Advisory Firm RiskMetrics Group Recommends NYFIX Stockholders Vote "FOR" The Acquisition by NYSE Euronext

Company Also Announces Early Termination of Hart-Scott-Rodino Waiting Period

New York, October 16, 2009: NYFIX, Inc. (Nasdaq: NYFX), a leading provider of innovative solutions that optimize trading efficiency, announced today that RiskMetrics Group has recommended that NYFIX stockholders vote "FOR" the company's proposed merger with NYSE Euronext (NYX).

The special meeting of shareholders of NYFIX to vote on the NYSE Euronext acquisition is scheduled for November 3, 2009, and the proxy statement describing the meeting was mailed to holders of record of NYFIX common stock as of September 18, 2009, the record date for the special meeting.

NYFIX also announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, relating to the proposed merger was terminated early on October 13, 2009.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

NYFIX has filed with the SEC and mailed to its stockholders a definitive proxy statement in connection with the proposed merger with NYSE.  The proxy statement contains important information about NYFIX, the proposed merger and related matters.  Investors and security holders of NYFIX are urged to read the proxy statement carefully.

Investors and security holders are able to obtain free copies of the proxy statement for the proposed merger and other documents filed with the SEC by NYFIX through the website maintained by the SEC at www.sec.gov.  In addition, investors and security holders will be able to obtain free copies of the proxy statement for the proposed merger by contacting NYFIX's proxy solicitor, Georgeson, Inc., 199 Water Street, 26th Floor New York, NY 10038-3650, phone: 212-440-9800, toll-free: 888-666-2572, banks and brokers: 212-440-9800.

NYFIX and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transaction contemplated by the merger agreement with NYSE.  Information regarding NYFIX's directors and executive officers is contained in NYFIX's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and its proxy statement dated April 28, 2009, which are filed with the SEC, and in NYFIX's definitive proxy statement relating to the proposed merger with NYSE, which was filed with the SEC on September 28, 2009.  As of August 26, 2009, NYFIX's directors and executive officers beneficially directly owned approximately 3,209,364 shares, or 7.62% of NYFIX's common stock. This excludes 21,656,396 common shares owned by Warburg Pincus Private Equity IX, L.P. in the form of common shares, Series B convertible preferred shares and warrants convertible into common shares, as to which William Janeway and Cary Davis, directors of NYFIX, who are partners in Warburg Pincus & Co., disclaim beneficial ownership. Information regarding NYFIX's directors and officers and a more complete description of the interests of NYFIX's directors and officers is available in the definitive proxy statement relating to the proposed merger with NYSE.

Contacts:
FOR INVESTORS Don Duffy ICR, Inc. (203) 882-8215	FOR MEDIA Eric Soderberg NYFIX, Inc. (646) 525-3234

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About NYFIX, Inc.

A pioneer in electronic trading solutions, NYFIX continues to transform trading through innovation. The NYFIX Marketplace™ is a global community of trading counterparties utilizing innovative services that optimize the business of trading. NYFIX Millennium® provides the NYFIX Marketplace™ with new methods of accessing liquidity. NYFIX also provides value-added informational and analytical services and powerful tools for measuring execution quality. A trusted business partner to the buy-side and sell-side alike, NYFIX enables ultra low touch, low impact market access and end-to-end transaction processing. For more information, please visit www.nyfix.com.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This press release may contain forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning NYFIX's plans, objectives, expectations and intentions, statements concerning the proposed transaction between NYSE and NYFIX, and other statements that are not historical or current facts. Forward-looking statements are based on NYFIX's current expectations (except where otherwise noted) and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause NYFIX's results or future events to differ materially from current expectations include, but are not limited to: the expected settlement of litigation relating to the merger; the ability to consummate the proposed transaction; the impact of the proposed transaction on customer and employee relations; operation disruptions as a result of the transaction; the impact of current market conditions on the financial stability of our clients including consolidations and closures; the condition of the securities markets and the general economy; the impact of regulation and regulatory actions; the effects of current, pending and future legislation; actions and initiatives by both current and future competitors; and other factors detailed in the proxy statement under the heading "Special Note Regarding Forward-Looking Statements" and in NYFIX's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and other periodic reports filed with the U.S. Securities and Exchange Commission. In addition, these statements are based on a number of assumptions that are subject to change. The inclusion of forward-looking statements in this document should not be regarded as a representation by NYFIX that the forward-looking statements will prove to be correct. In addition, (except where otherwise noted) the forward-looking statements included in this document represent NYFIX's views as of October 16, 2009. NYFIX anticipates that subsequent events and developments will cause NYFIX's views to change. However, while NYFIX may elect to update these forward-looking statements at some point in the future, NYFIX specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing NYFIX's views as of any date subsequent to October 16, 2009 or such other date as specified with respect to a particular forward-looking statement.